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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006


                  Smart SMS Corp. (formerly American IDC Corp.)
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             (Exact name of registrant as specified in its charter)


             Florida                 000-31541             65-0941058
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  (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 310-445-2599
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     Smart SMS Corp. (formerly American IDC Corp.), a Florida corporation (the "Corporation") sold 175,150,000 additional shares of its $.001 par value common stock with a Rule 144 legend. The securities were (i) sold for cash under written Subscription Agreements between the Corporation and 6 investors and (ii) issued in exchange for services rendered and to be rendered to the Corporation by certain consultants under written agreements between the Corporation and 6 consultants. The Corporation received $85,000 in cash proceeds and services that the Corporation valued at $1,665,000.

     The shares sold for cash were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act. Each purchaser for cash executed a written subscription agreement, had an opportunity to ask questions and receive answers from management and was informed about the limitations on resale under Rule 144. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

     The shares issued in exchange for services were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act and/or Rule 701 of the Securities Act Rules. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

     As of February 16, 2006, the Corporation has 446,371,361 shares of $.001 par value common stock outstanding and 320,000 shares of Series A Convertible Preferred outstanding.

ITEM 8.01 OTHER EVENTS.

     On February 2, 2006, the Corporation issued a press release announcing that Mr. David Dadon will become a director and the new Chairman of the Board of Directors. Mr. Dadon approved the press release, but has not returned the Memorandum of Understanding or provided the information required by Item 404(a) of Regulation S-B. Accordingly, the Corporation has terminated the offer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Smart SMS Corp.


Date: February 17, 2006                              /s/ Gordon F. Lee
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                                                     Gordon F. Lee, CEO